UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):  February 3, 2005




                               CoolSavings, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




   Delaware                     000-30199                  36-4462895
---------------                -------------            -----------------
(State or other                (Commission              (IRS Employer
jurisdiction of                File Number)             Identification No.)
incorporation or
organization)




            360 North Michigan Ave., 19th Floor, Chicago, IL 60601
            ------------------------------------------------------
             (Address of principal executive offices and zip code)




      Registrant's telephone number, including area code:  (312) 224-5000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information contained in this Current Report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K "Results of Operations and Financial Condition." The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On February 3, 2005, CoolSavings, Inc. issued a press release reporting its financial results for the three and twelve months ended December 31, 2004, a copy of which is attached hereto as Exhibit 99.1.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COOLSAVINGS, INC.


                               By:   /s/ David B. Arney
                                     ------------------------
                                     David B. Arney
                                     Chief Financial Officer




Dated:  February 7, 2005

                                 EXHIBIT INDEX





Exhibit                                                 Page
No.         Item                                        Number
-------     ----                                        ------

99.1        Registrant's Press Release dated
            February 3, 2005                            5 - 11